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                                                                    EXHIBIT 32.B


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ending March 31, 2004, of Southern Natural Gas Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Greg G. Gruber, Senior Vice President, Chief Financial Officer, Treasurer and Director, certify (i) that the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Greg G. Gruber
                                           -------------------------------------
                                           Greg G. Gruber
                                           Senior Vice President, Chief
                                           Financial Officer, Treasurer
                                             and Director
                                           (Principal Financial
                                             and Accounting Officer)

                                           August 13, 2004



A signed original of this written statement required by Section 906 has been provided to Southern Natural Gas Company and will be retained by Southern Natural Gas Company and furnished to the Securities and Exchange Commission or its staff upon request.